EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Inc. Closes Strategic Capital Raise and Enters New Jersey Market

LAS VEGAS, NV and VANCOUVER, B.C., CANADA (December 22, 2022) –Body and Mind Inc. (CSE: BAMM, US OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator, is pleased to announce a number of developments which fund the Company’s near-term projects and facilitate entry into the emerging New Jersey market, while also adding long-tenured cannabis experience and strategic insight to its board of directors. Specifically, the Company today announces:

•

Convertible Debenture Financing: The Company has closed a convertible debenture financing for gross proceeds of US$3.0 million with funds associated with strategic investor, Bengal Impact Partners, LLC (“Bengal Capital”), with additional participation from Mindset Capital, LLC.

•

Entry Into New Jersey: Simultaneously, the Company is acquiring CraftedPlants NJ, Inc. (“CPNJ"), an entity that leases a New Jersey retail location with local cannabis-use approval and is currently working on attaining final state licensure in New Jersey.

•	New Board Member: Josh Rosen, Managing Partner of Bengal Capital, will join the board of the Company upon completion of any regulatory or exchange requirements.

“We are thrilled to have the team at Bengal Capital transition from being a supportive shareholder to a strategic partner,” stated Michael Mills, CEO of Body and Mind. “The team at Bengal have a long track record of value creation in the industry and today’s transactions secure the trajectory of the Company’s current focus; the successful tenant improvements and start-up of two Body and Mind branded dispensaries in Illinois. The proposed dispensary locations are near major thoroughfares with ample parking in areas we believe are still largely underserved by existing Illinois cannabis retailers. Additionally, through our acquisition of CraftedPlants NJ, we are on a path to establishing a presence in New Jersey with another great location and opportunity for growth. I look forward to Bengal Capital partner Josh Rosen joining our board and the support of the entire Bengal team, and also want to thank Aaron Edelheit of Mindset Capital for his support and engagement.”

Josh Rosen, Managing Partner at Bengal Capital, added “Bengal takes a long-term value creation approach and has focused on smaller, underappreciated cannabis companies – companies we call ‘scrappy operators.’ We focus our diligence on operating talent and our ability to help augment value drivers, and we think BaM represents a great combination of capabilities and opportunity. While the market seems to have been focused on limited license portfolios, it has also apparently short-changed companies like BaM which have solid license portfolios and a demonstrated ability to operate those licenses when markets get competitive. So, we were pleased to have the opportunity to work with Michael and the rest of the BaM team to help enable their Illinois retail activation and New Jersey market entry. We believe these two projects are located in attractive markets and I look forward to joining BaM’s board and supporting its value creation strategy going forward.”

1

Convertible Debenture Financing

The convertible debenture financing was in the form of securities purchase agreements (the “Purchase Agreements”) whereby the three investors (the “Investors”) purchased from the Company and the Company has issued and sold to the Investors (i) unsecured convertible debentures in the aggregate principal amount of US$3.0 million (the “Debentures”) and (ii) common stock purchase warrants (the “Warrants”) which entitle the holders to acquire up to 15,000,000 shares of common stock of the Company (each, a “Warrant Share”).

The Debentures have a maturity date of December 19, 2027 (the “Maturity Date”), bear interest at a rate of 8% per annum, which shall accrue monthly, compound annually, and shall be payable on the Maturity Date. The Investors have the right at any time prior to the Maturity Date, to convert all or any portion of the principal amount and/or any interest amount, into shares of common stock of the Company at US$0.10 per share, subject to customary adjustments, and subject to a beneficial ownership limitation by each Investor and their respective affiliates of 9.99% of the then outstanding shares of common stock of the Company, provided, however, that the beneficial ownership limitation on conversion may be waived by the Investor upon providing not less than 61 days’ prior notice to the Company. The Debentures are subordinate to the Company’s existing senior secured lender.

The Warrants allow the holders to acquire up to 15,000,000 Warrant Shares until December 19, 2026, at an exercise price of US$0.10 per Warrant Share, subject to customary adjustments. The Warrants can be exercised on a cash basis or on a cashless (net exercise) basis. The Warrants contain the same beneficial ownership limitation as the Debentures.

Pursuant to the Purchase Agreements, the Company and the Investors entered into a registration rights agreement whereby the Company is required to prepare and file a registration statement on Form S-1 covering the resale of all of the share of the Company’s common stock, including the Warrant Shares, issuable to the Investors.

Furthermore, pursuant to the Purchase Agreements, following the closing and until the later of (a) the repayment or conversion of the Debentures, and Bengal Capital (or any of its affiliates) ceasing to own at least 10% of the issued and outstanding shares of common stock on an as-converted basis in the aggregate, Bengal Capital shall be entitled to nominate one (1) director to the Company’s Board and one (1) Board observer, provided that the nominee director must meet the requirements of applicable corporate, securities and other applicable laws, and the policies of the Canadian Securities Exchange.

The securities offered and sold pursuant to the Purchase Agreements have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and were offered and sold pursuant to an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and applicable U.S. state securities laws, and such securities have been issued as “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act. In addition, the Debentures and Warrants contain the applicable Canadian hold period as required pursuant to National Instrument 45-102 – Resale of Securities.

2

Acquisition of CraftedPlants NJ Corp.

CraftedPlants NJ, Inc. is an entity that leases a New Jersey retail location with local cannabis-use approval and is currently working on attaining final state licensure in New Jersey.

Mr. Mills commented: “We are excited to enter the New Jersey market and look forward to working towards full adult use licensure. The structure of these transactions allows us to focus our cash on business growth and ties consideration to success of licensing objectives to align the Company and CraftedPlants NJ’s former owners, and serving New Jersey customers as quickly as possible.”

Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 21, 2022, between the Company, its wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), BaM Body and Mind Dispensary NJ Inc., a New Jersey corporation and wholly owned subsidiary of DEP (the “Merger Sub”), CraftedPlants NJ Corp., a New Jersey corporation (the “Surviving Entity”), and those certain shareholders of the Surviving Entity (the “Sellers”), Merger Sub merged with and into the Surviving Entity, and following the consummation of the merger, which occurred on December 21, 2022, the Surviving Entity became a wholly owned subsidiary of DEP.

Pursuant to the terms of the Merger Agreement, on the closing DEP delivered a cash payment of US$50,000 to the Sellers, with a delayed payment of US$120,000 to be paid to the Sellers upon funding of the project buildout.

Further, pursuant to the terms of the Merger Agreement, on December 21, 2022, the Company issued to the Sellers an aggregate of 16,666,667 shares of its common stock (the “Merger Consideration Shares”) at a deemed price of CAD$0.08 per share. The Merger Consideration Shares will be held in escrow and will not be released to the Sellers until the Surviving Entity achieves certain milestones, however, the Sellers will still maintain the voting and participation rights with respect to the Merger Consideration Shares while being held in escrow. The post-closing milestones are as follows:

1.

If, within two (2) years of the closing date, the Surviving Entity’s application is approved and is granted pending license approval from the New Jersey Cannabis Regulatory Commission (the “CRC”), 70% of the Merger Consideration Shares will be release from escrow.

2.	If, within three (3) years of the closing date, the Surviving Entity opens for business as a recreational cannabis dispensary, 30% of the Merger Consideration Shares will be released from escrow.

If either or both of the milestones are not achieved within the time periods after the closing date (the “Milestone Dates”), the Company shall have the option to cancel the Merger Consideration Shares attributable to the failed milestone by delivering written notice to Sellers and in the event of such cancellation, the portion of the Merger Consideration Shares attributable to the failed milestone shall be surrendered and cancelled without any further action required by the parties. Notwithstanding the foregoing, if either or both of the milestones are not achieved (or if it becomes obvious that they will not be achieved) by their respective Milestone Dates because of delays that are not caused by the Sellers, the Sellers may, before the applicable Milestone Dates, provide notice to the Company, and the applicable Milestone Date will be extended to such date as is reasonably necessary for the milestone to be achieved. The parties will work together in mutual good faith to determine the dates by when the milestones can be reasonably achieved.

3

The Merger Consideration Shares offered and sold pursuant to the Merger Agreement have not been registered under the U.S. Securities Act and were offered and sold pursuant to an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and applicable U.S. state securities laws, and such securities have been issued as “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act. In addition, the Merger Consideration Shares contain the applicable Canadian hold period as required pursuant to National Instrument 45-102 – Resale of Securities.

About Bengal Capital

Bengal Capital is an aligned group of people immersed in the emerging cannabis industry. Because we have been both operators and investors in cannabis, we aim to roll up our sleeves and be partners as trusted strategic advisors and capital providers. Our lessons learned keep us humble and we are balanced by an inner confidence borne from our track record and the trusted relationships we have developed along the way. Our current focus is on investing in cannabis companies with strong operating capabilities, which we feel have been overlooked by other investors. Bengal Capital manages private funds, which invest in companies operating in the cannabis industry, including its flagship cannabis investment fund, the Bengal Catalyst Fund, LP.

About Body and Mind Inc.

BaM is an operations-focused cannabis company with active retail operations in Ohio, Arkansas, Michigan and California, pending retail operations in Illinois and New Jersey, and craft cultivation and/or processing operations in Nevada, Ohio and Arkansas. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint. We also believe that our team’s core operational skillsets will create significant future shareholder value as the cannabis industry matures.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson

+1 203 862 0492

Jonathan.Paterson@HarborAccessLLC.com

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

4

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

5